Loss / (gain) on disposal of subsidiaries	12 Months Ended
Dec. 31, 2022
Gain (Loss) on Disposition of Stock in Subsidiary or Equity Method Investee [Abstract]
Gain on Disposal of Subsidiaries
15.
Loss / (gain) on disposal of subsidiaries

Pay Services India, LLC

During the year ended December 31, 2022, the Company disposed of 100% of the equity interest of Pay Services India, LLC, including $1,620 in cash. Consideration for the disposal was $1,056 payable in cash, of which $794 had been received as of December 31, 2022. The net cash outflow is recorded as an investing activity in the Consolidated Statements of Cash Flows. This disposal resulted in a loss of $1,359 for the year ended December 31, 2022 which is included in Corporate for segment reporting purposes.

Payolution GmbH

On October 5, 2020, the Company disposed of Payolution GmbH, a wholly owned subsidiary of the Company for total consideration consisting of cash and contingent consideration. The receivable was contingent upon the achievement of certain financial performance metrics of Payolution GmbH. For the years ended December 31, 2022, 2021 and 2020, the Company earned the contingent consideration of $2,621, $3,045 and $4,885, respectively, as the financial performance metrics had been achieved prior to the 2021 and 2020 year-end, respectively. As of December 31, 2022, all contingent consideration had been received.

Cash consideration	$47,098
Contingent consideration	4,686
Total consideration	51,784
Less: Net assets on disposal	38,647
Gain on disposal of a subsidiary	$13,137

As a result of the disposal, the Company recognized a gain of $13,137 during the year ended December 31, 2020, recorded in “Gain on disposal of subsidiaries and other assets, net” on the Consolidated Statements of Comprehensive Loss.